POWER OF ATTORNEY

The undersigned Director of Mutual of America Investment Corporation, a Maryland corporation (“Corporation”), hereby constitutes and appoints Patrick A. Burns, and Thomas L. Martin and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to the proposed merger of the Mutual of America Investment Corporation Short-Term Bond Fund into the Mutual of America Investment Corporation Mid-Term Bond Fund and the reorganization of the Mutual of America Investment Corporation Aggressive Equity Fund portfolios into the Mutual of America Investment Corporation Small Cap Value Fund and Mutual of America Investment Corporation Small Cap Growth Fund: registration statements on Form N-14 (File Nos. 333-131940 and 333-131941), and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all proxy statements, notices, ballots, agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith and necessary to effectuate the resolutions of the Corporation’s Board of Directors (a copy of which is attached hereto as Exhibit 1), each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

This Power of Attorney is supplementary to any and all previous Powers of Attorney signed by the undersigned in connection with the business and regulation of the Corporation or the subject matter hereof, and no previous Power of Attorney signed by the undersigned in connection with the subject matter hereof is modified, revoked or replaced hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 14th day of March, 2006.

/s/ Manfred Altstadt

POWER OF ATTORNEY

The undersigned Director of Mutual of America Investment Corporation, a Maryland corporation (“Corporation”), hereby constitutes and appoints Manfred Altstadt, Patrick A. Burns, and Thomas L. Martin and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to the proposed merger of the Mutual of America Investment Corporation Short-Term Bond Fund into the Mutual of America Investment Corporation Mid-Term Bond Fund and the reorganization of the Mutual of America Investment Corporation Aggressive Equity Fund portfolios into the Mutual of America Investment Corporation Small Cap Value Fund and Mutual of America Investment Corporation Small Cap Growth Fund: registration statements on Form N-14 (File Nos. 333-131940 and 333-131941), and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all proxy statements, notices, ballots, agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith and necessary to effectuate the resolutions of the Corporation’s Board of Directors (a copy of which is attached hereto as Exhibit 1), each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

This Power of Attorney is supplementary to any and all previous Powers of Attorney signed by the undersigned in connection with the business and regulation of the Corporation or the subject matter hereof, and no previous Power of Attorney signed by the undersigned in connection with the subject matter hereof is modified, revoked or replaced hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 13th day of March, 2006.

/s/ Peter J. Flanagan

POWER OF ATTORNEY

The undersigned Director of Mutual of America Investment Corporation, a Maryland corporation (“Corporation”), hereby constitutes and appoints Manfred Altstadt, Patrick A. Burns, and Thomas L. Martin and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to the proposed merger of the Mutual of America Investment Corporation Short-Term Bond Fund into the Mutual of America Investment Corporation Mid-Term Bond Fund and the reorganization of the Mutual of America Investment Corporation Aggressive Equity Fund portfolios into the Mutual of America Investment Corporation Small Cap Value Fund and Mutual of America Investment Corporation Small Cap Growth Fund: registration statements on Form N-14 (File Nos. 333-131940 and 333-131941), and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all proxy statements, notices, ballots, agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith and necessary to effectuate the resolutions of the Corporation’s Board of Directors (a copy of which is attached hereto as Exhibit 1), each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

This Power of Attorney is supplementary to any and all previous Powers of Attorney signed by the undersigned in connection with the business and regulation of the Corporation or the subject matter hereof, and no previous Power of Attorney signed by the undersigned in connection with the subject matter hereof is modified, revoked or replaced hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 14th day of March, 2006.

/s/ Robert J. McGuire

POWER OF ATTORNEY

The undersigned Director of Mutual of America Investment Corporation, a Maryland corporation (“Corporation”), hereby constitutes and appoints Manfred Altstadt, Patrick A. Burns, and Thomas L. Martin and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to the proposed merger of the Mutual of America Investment Corporation Short-Term Bond Fund into the Mutual of America Investment Corporation Mid-Term Bond Fund and the reorganization of the Mutual of America Investment Corporation Aggressive Equity Fund portfolios into the Mutual of America Investment Corporation Small Cap Value Fund and Mutual of America Investment Corporation Small Cap Growth Fund: registration statements on Form N-14 (File Nos. 333-131940 and 333-131941), and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all proxy statements, notices, ballots, agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith and necessary to effectuate the resolutions of the Corporation’s Board of Directors (a copy of which is attached hereto as Exhibit 1), each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

This Power of Attorney is supplementary to any and all previous Powers of Attorney signed by the undersigned in connection with the business and regulation of the Corporation or the subject matter hereof, and no previous Power of Attorney signed by the undersigned in connection with the subject matter hereof is modified, revoked or replaced hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 14th day of March, 2006.

/s/ George Mertz

POWER OF ATTORNEY

The undersigned Director of Mutual of America Investment Corporation, a Maryland corporation (“Corporation”), hereby constitutes and appoints Manfred Altstadt, Patrick A. Burns, and Thomas L. Martin and each of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution to each, for him and on his behalf and in his name, place and stead, to execute and file any of the documents referred to below relating to the proposed merger of the Mutual of America Investment Corporation Short-Term Bond Fund into the Mutual of America Investment Corporation Mid-Term Bond Fund and the reorganization of the Mutual of America Investment Corporation Aggressive Equity Fund portfolios into the Mutual of America Investment Corporation Small Cap Value Fund and Mutual of America Investment Corporation Small Cap Growth Fund: registration statements on Form N-14 (File Nos. 333-131940 and 333-131941), and any and all amendments and supplements thereto (including post-effective amendments), with all exhibits and all proxy statements, notices, ballots, agreements, consents, exemptive applications and other documents and instruments necessary or appropriate in connection therewith and necessary to effectuate the resolutions of the Corporation’s Board of Directors (a copy of which is attached hereto as Exhibit 1), each of said attorneys-in-fact and agents being empowered to act with or without the others or other, and to have full power and authority to do or cause to be done in the name and on behalf of the undersigned each and every act and thing requisite and necessary or appropriate with respect thereto to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may do or cause to be done by virtue thereof.

This Power of Attorney is supplementary to any and all previous Powers of Attorney signed by the undersigned in connection with the business and regulation of the Corporation or the subject matter hereof, and no previous Power of Attorney signed by the undersigned in connection with the subject matter hereof is modified, revoked or replaced hereby.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand, this 14th day of March, 2006.

/s/ Howard J. Nolan